AMENDMENT NO. 1 TO

                             STOCKHOLDERS' AGREEMENT

            AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT, dated as of August 6, 1998 (this "Amendment"), amending the Stockholders' Agreement (as defined herein), by and among the parties to the Stockholders' Agreement and Garry Kieves, Nina Kieves, Nicola Kieves, the Garry Kieves Retained Annuity Trust and the Garry Kieves Irrevocable Trust Agreement (collectively, the "Kieves Parties"). Capitalized terms used in this Amendment shall have the meanings ascribed to them in the Stockholders' Agreement unless otherwise defined herein.

                                    RECITALS

            WHEREAS, the Company has, simultaneously with the execution and delivery of this Agreement, entered into a Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), with the Kieves Parties as stockholders of Anagram International Inc., a Minnesota corporation ("Anagram") and certain related companies, pursuant to which the Company will acquire from such stockholders all of the issued and outstanding capital stock of Anagram and such related companies; and

            WHEREAS, in partial consideration for the sale of such capital stock, the stockholders of Anagram shall receive in the aggregate pursuant to the Stock Purchase Agreement, One-Hundred-Twenty (120) shares of Common Stock of the Company and warrants to purchase Ten (10) shares of Common Stock (the "Warrants"); and

            WHEREAS, in connection with the acquisition of Anagram the Company has entered into an employment agreement with Garry Kieves (the "Kieves Employment Agreement"), the principal stockholder and current chief executive officer of Anagram, pursuant to which Mr. Kieves shall receive Options to purchase 6.648 shares of Common Stock; and

            WHEREAS, as a condition to entering into the Stock Purchase Agreement and the Kieves Employment Agreement, the Kieves Parties have agreed to become parties to the Stockholders' Agreement, dated as of December 19, 1997, by and among the Company, GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership, GOLDMAN, SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P., STONE STREET FUND 1997, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1997, L.P., a Delaware limited partnership, and each of the individuals and the Estate of John A. Svenningsen listed on Schedule I thereto (the "Stockholders' Agreement"), and the Kieves Parties have acknowledged that their shares of Common Stock, the Warrants and the Options shall become subject to the terms and conditions of the Stockholders' Agreement, including the restrictions on the transferability of the Common Stock and the Warrants and Options (including the Common Stock acquired by exercise or conversion thereof).

            NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree that the Stockholders' Agreement shall be amended as follows, and as so amended that the parties hereto shall become parties thereto:

             A. The definition of "Fair Market Value" in Article I is hereby amended to add the following at the end thereof:

             "; provided, however, that with respect to shares of Common Stock, Warrants or Options owned by any of the Kieves Parties, the Kieves Parties shall have the right (at their election within ten days after being notified in writing by the Company of the Fair Market Value of such Common Stock, Warrants or Options) to require the Company to engage at the Company's expense an independent public accounting or investment banking firm of national reputation that has not, within two years of such engagement, rendered any services to the Company or the Kieves Parties, which firm shall be mutually acceptable to the Company and the Kieves Parties and which firm shall determine such "Fair Market Value" (without regard to any marketability discount, liquidity discount or minority interest or similar discount and which determination shall be binding with respect to (and only with respect to) the related purchase from the Kieves Parties) and notify the Company and the Kieves Parties of such determination within fifteen (15) days of such engagement (it being agreed that the Kieves Parties shall bear the fees and expenses payable to such firm if such firm determines "Fair Market Value" to be not more than 105% of the Fair Market Value set forth in the Company's notice to the Kieves Parties as provided above)."

             B. The definition of "Options" in Article I is hereby amended to add after the word "otherwise" at the end thereof and before the period the following: "including the Warrants ("Warrants") issued to the Garry Kieves Retained Annuity Trust pursuant to the Warrant Agreement dated August 6, 1998 between the Company and such trust"

             C. The definition of "Warrants" is hereby added in Article I in the appropriate alphabetical position, which definition shall read as follows:
"'Warrants' shall have the meaning ascribed to it in the definition of 'Options'."

             D. The term "Management Investors" is hereby amended to include each of the Kieves Parties.

             E. Sections 4.1 and 4.2 of Article IV are hereby amended and restated in their entirety as follows:

       4.1 Call Rights. If, prior to the consummation of an IPO, a Management Investor (other than the Estate or the Estate's Permitted Transferees or any of the Kieves Parties other than Garry Kieves) dies or the Management Investor's (other than the Estate or the Estate's Permitted Transferees or any of the Kieves Parties other than Garry Kieves) employment by the Company terminates for any reason (including due to a Disability, as defined in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, upon the good faith determination of the Board of Directors of the Company of such Disability), the Company shall

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have the right, at its election,  to purchase all (but not less than all) of the
Management Investor's shares of Common Stock (including any shares held by its Permitted Transferees, and for purposes of this Article IV, each of the Kieves Parties other than Garry Kieves shall be deemed to be Permitted Transferees of Garry Kieves) within six (6) months after such termination, or fifteen (15) months after such termination in the case of death of the Management Investor (with respect to any shares of Common Stock acquired after such termination or death upon the exercise of Options held by the Management Investor, such period to run from the date of exercise) at a price equal to the Fair Market Value of such Common Stock determined as of, in all cases other than the death of the Management Investor, the date such termination is effective and, in the case of the Management Investor's death, as of the date of death. The Company shall pay the purchase price in cash to the extent that (x) subsidiaries of the Company are permitted to dividend the funds for such purchase to the Company (a "Subsidiary Dividend") (under both applicable law and the indebtedness of the Company and its Affiliates) and (y) the Company is permitted to purchase such shares for cash (under both applicable law and such indebtedness). The Company shall fund any amount not permitted to be funded through a Subsidiary Dividend or to be used to purchase such shares with a Buy-Out Note; provided, however, that the Company shall not be required to consummate the funding of any such amount with a Buy-Out Note unless and until the issuance of such Buy-Out Note is permissible under the terms of the indebtedness of the Company, and the consummation of any such exercise and funding, and the effectiveness of such exercise, shall be delayed to the extent and with the effect that there is no breach under such indebtedness, provided that any such amount not permitted to be funded with a Buy-Out Note shall increase at seven (7) percent per annum until funded and upon consummation of an IPO shall be fully funded, including such increase, and provided further that if such delay of the effectiveness of such exercise and consummation of such exercise and/or funding would not result in avoiding any such breach, the time for electing to purchase such shares shall instead be extended to permit such election from time to time until any remaining election shall not result in such a breach (and the Company shall make such elections and/or consummate such exercises and fundings, pro rata, as they are permitted). In the event that any amount due to any Management Investor pursuant to an election by the Company to purchase such shares under this
Section 4.1 has not been paid or funded with a Buy-Out Note (or to the extent the time for making such election has been extended) for five (5) years following the date of such election (or of the beginning of such extension, if applicable), such Management Investor shall be entitled to elect to cancel such election (or end such extension, if applicable) and retain such shares to which such unpaid or unfunded amount relates (and such unpaid or unfunded amount shall no longer be due or payable), such cancellation to be effective upon receipt by the Company of written notice of such election from such Management Investor.
The Board of Directors of the Company may, in its discretion, assign the rights and obligations of the Company under this Section 4.1 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

       4.2 Put Rights. If, prior to the consummation of an IPO, a Management Investor (other than the Estate or the Estate's Permitted Transferee or any of the Kieves Parties other than Garry Kieves) dies or the Management Investor's (other than the Estate or the Estate's Permitted Transferee's or any of the Kieves Parties other than Garry Kieves) employment by the Company is terminated by the Company for any reason (including due to a Disability, as defined in such Management Investor's Employment Agreement or any analogous provision of any employment, compensation or benefit agreement or arrangement, if any, and if not so defined, upon the good faith determination of the Board of Directors of the Company of such Disability), the Management Investor or the Management Investor's legal representative or trustee, as the case may be, shall have the right, within three (3) months after such termination is effective (or one year after the date of death in the case of the Management Investor's death), to require the Company to purchase all (but not less than all) of the Management Investor's Common Stock (including any shares held by its Permitted Transferees) at a price equal to (A) in the case of termination by reason of death or Disability, the Fair Market Value thereof determined as of the date of death (in the case of termination due to death) or the date such other termination is effective and
(B) in the case of termination by the Company for any other reason, the lower of
(1) Fair Market Value and (2) the product of (x) the number of shares of Common Stock and (y) the New Cost Per Share (or, in the case of shares held by the Kieves Parties and their Permitted Transferees, a per share amount equal to 119% of the $105,000 original value of one share of Common Stock based on the aggregate value of 120.00 shares of Common Stock under Section 2.4(x) of the Stock Purchase Agreement, dated as of August 6, 1998, by and among the Company and the Kieves Parties) (subject to adjustment to reflect any adjustments to the Common Stock made to reflect any merger, reorganization, consolidation, recapitalization, spinoff, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock, as the Company reasonably shall deem fair and appropriate). To the extent the funds for such purchase are permitted under the indebtedness of the Company and its Affiliates and applicable law to be funded through a Subsidiary Dividend and to be used to purchase such shares, the Company shall pay the purchase price in cash. The Company shall pay any amount not permitted to be funded through a Subsidiary Dividend or to be used to purchase such shares with a Buy-Out Note; provided, however, that the Company shall not be required to consummate the funding of any such amount with a Buy-Out Note unless and until the issuance of such Buy-Out Note is permissible under the terms of the indebtedness of the Company and the consummation of any such purchase and funding, and the effectiveness of such exercise, shall be delayed to the extent and with the effect that there is no breach under such indebtedness, provided that any such amount not permitted to be funded with a Buy-Out Note shall increase at seven (7) percent per annum until funded and upon consummation of an IPO shall be fully funded, including such increase, and provided further that if such delay of the effectiveness of such exercise and consummation of such exercise and/or funding would not result in avoiding any such breach, the time for exercise of the right to require the purchase of such shares shall instead be extended to permit such exercise from time to time until any remaining exercise shall not result in such a breach. In the event that any amount due to any Management Investor pursuant to the exercise of the right to require the purchase of such shares under this Section 4.2 has not been paid or funded with a Buy-Out Note (or to the extent the time for making such election has been extended) for five (5) years following the date of such exercise (or of the beginning of such extension, if applicable), such Management Investor shall be entitled to elect to revoke such exercise (or end such extension, if applicable) and retain such shares to which such unpaid or unfunded amount relates (and such unpaid or unfunded amount shall no longer be due and payable), such election to be effective upon receipt by the Company of written notice of such election from such Management Investor. The Board of Directors of the Company may, in its discretion, assign the rights and obligations of the Company under this Section 4.2 to any other Person, but no such assignment shall relieve the Company of its obligations hereunder to the extent not satisfied by such assignee.

          F. Article IV is hereby amended by adding Section 4.3 as follows:

       4.3 Warrants. For purposes of Sections 4.1 and 4.2, each outstanding Warrant shall be treated as a share of Common Stock except that in the case of any such Warrant, the price at which the Company shall have the right to purchase such Warrant, in the case of Section 4.1, and the price at which the Management Investor shall have the right to require the Company to purchase such Warrant, in the case of Section 4.2, shall be equal to the purchase price attributable to the share(s) of Common Stock issuable upon exercise of such Warrant less the exercise price of such Warrant with respect to such share(s).

             G. Parties. By executing this Amendment, each of the Kieves Parties hereby agrees to become a party to the Stockholders' Agreement as a "Management Investor" as provided herein and as amended hereby and Schedule I shall be amended and restated as set forth in Schedule I hereto.

             H. Effectiveness. The effectiveness of this Amendment is contingent upon the consummation of the "Closing" under the Stock Purchase Agreement. If such Closing does not occur, this Amendment shall have no effect and shall be void ab initio without any party hereto having any liability to any other party hereto (provided that the foregoing shall not limit the rights of the parties thereto under the Stock Purchase Agreement).

             I. Governing Law. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

             J. Descriptive Headings, Etc. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Amendment otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to the entire Stockholders' Agreement, as amended by this Amendment.

             K. Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment, the Stockholders' Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Stockholders' Agreement in any other instrument or document shall be deemed a reference to the Stockholders' Agreement as amended hereby, unless the context otherwise requires.

             L. No Waiver. The execution, delivery and performance of this Amendment shall not operate as a waiver of any condition, power, remedy or right exercisable in accordance with the Stockholders' Agreement, and shall not constitute a waiver of any provision of the Stockholders' Agreement, except as expressly provided herein.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.

                                    AMSCAN HOLDINGS, INC.

                                       By:/s/James M. Harrison
                                          -------------------------
                                          Name:  James M. Harrison
                                          Title: President

                                    Address:    80 Grasslands Road
                                                Elmsford, New York 10523
                                                Attn: Secretary
                                                Telecopier No.: (914) 345-2056



                                    GS CAPITAL PARTNERS II, L.P.

                                    By:   GS Advisors, L.P.
                                          General Partner

                                    By:   GS Advisors Inc., its
                                          General Partner

                                       By:/s/Terence M. O'Toole
                                          ---------------------------
                                          Name:  Terence M. O'Toole
                                          Title: Vice President

                                    Address:    c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212)
                                                357-5505

                                    GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                    By:   GS Advisors II (Cayman), L.P.
                                          General Partner

                                    By:   GS Advisors II, Inc., its
                                          General Partner

                                    By:/s/Terence M. O'Toole
                                       ---------------------------
                                       Name:  Terence M. O'Toole
                                       Title: Vice President

                                    Address:    c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212)
                                                357-5505

                                    GOLDMAN, SACHS & CO. VERWALTUNGS GMBH

                                    By:/s/Terence M. O'Toole
                                       ---------------------------
                                       Name:  Terence M. O'Toole
                                       Title: Managing Director

                                    By:/s/Eve Gerriets
                                       ---------------------------
                                       Name:  Eve Gerriets
                                       Title: Registered Agent

                                    Address:    c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212)
                                                357-5505

                                    STONE STREET FUND 1997, L.P.

                                    By:   Stone Street Asset Corp.
                                          General Partner

                                    By:/s/Eve Gerriets
                                       ---------------------------
                                       Name:  Eve Gerriets
                                       Title: Vice President

                                    Address:    c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212)
                                                357-5505

                                    BRIDGE STREET FUND 1997, L.P.

                                    By:   Stone Street Asset Corp.
                                          Managing General Partner

                                    By:/s/Eve Gerriets
                                       ---------------------------
                                       Name:  Eve Gerriets
                                       Title: Vice President

                                    Address:    c/o Goldman, Sachs & Co.
                                                85 Broad Street
                                                New York, NY  10004
                                                Attn:  David J. Greenwald
                                                Telecopier No.:  (212)
                                                357-5505

/s/Garry Kieves                           Dated:8/6/98
--------------------------------------          -------
Garry Kieves
Management Investor
Address:



/s/Nina Kieves                            Dated:8/6/98
--------------------------------------          -------
Nina Kieves
Management Investor
Address:



/s/Nicola Kieves                          Dated:8/6/98
--------------------------------------          -------
Nicola Kieves
Management Investor
Address:

GARRY KIEVES IRREVOCABLE TRUST
   dated December 31, 1992


By:/s/Michaela Graeb
   ---------------------------
      Name:    Michaela Graeb
      Title:   Co-Trustee

By:/s/James Plutt
   ---------------------------
      Name:    James Plutt
      Title:   Co-Trustee

By:/s/Ralph Strangis
   ---------------------------
      Name:    Ralph Strangis
      Title:   Co-Trustee

GARRY KIEVES RETAINED ANNUITY TRUST
      dated December 30, 1992

By:/s/Michaela Graeb
   ---------------------------
      Name:    Michaela Graeb
      Title:   Co-Trustee

By:/s/James Plutt
   ---------------------------
      Name:    James Plutt
      Title:   Co-Trustee

By:/s/Ralph Strangis
   ---------------------------
      Name:    Ralph Strangis
      Title:   Co-Trustee

                                   SCHEDULE I

          Management Investors
          Gerald C. Rittenberg
          James M. Harrison
          William S. Wilkey
          Diane D. Spaar
          Katherine A. Kusnierz
          Morton Fisher
          William Mark
          Angelo Giummarra
          Karen McKenzie
          Keith Johnson
          Howard Harding
          Walter Thompson
          Charles Phillips
          Susan Scott
          Rose Giagrande
          Randy Harris
          Eric Stollman
          Kathleen Rooney
          James Dotti
          Vincent Anastasi
          Michael A. Correale
          Mark Irvine
          Scott Lametto
          Joseph Walter
          Cheryl Considine
          Patrick Venuti
          Dallas Hartman
          Robert Yedowitz
          Nigel Keane
          Connie Weckman
          Ken Danforth
          Deborah Anderson
          Debra Finn
          Diane Green
          Barbara Schnabel
          Keith Spaar
          Daniel Sullivan
          Garry Kieves
          Nina Kieves
          Nicola Kieves
          Garry Kieves Irrevocable Trust
          Garry Kieves Retained Annuity Trust